UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2025

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

(212) 578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 17, 2025, MetLife, Inc., a Delaware corporation (the “Company”), entered into a Note Purchase Agreement with the purchasers named therein (the “Purchase Agreement”) in connection with the offer and sale in a private placement of an aggregate principal amount of ¥87,840,000,000 of the Company’s yen-denominated senior notes. Such notes consist of (a) ¥10,000,000,000 aggregate principal amount of 2.14% Senior Notes, Series A, due June 17, 2032 (the “Series A Notes”), (b) ¥15,000,000,000 aggregate principal amount of 2.46% Senior Notes, Series B, due June 17, 2035 (the “Series B Notes”), (c) ¥10,700,000,000 aggregate principal amount of 2.59% Senior Notes, Series C, due June 17, 2037 (the “Series C Notes”), (d) ¥12,140,000,000 aggregate principal amount of 2.83% Senior Notes, Series D, due June 17, 2040 (the “Series D Notes”), (e) ¥23,600,000,000 aggregate principal amount of 3.29% Senior Notes, Series E, due June 17, 2045 (the “Series E Notes”) and (f) ¥16,400,000,000 aggregate principal amount of 3.62% Senior Notes, Series F, due June 17, 2055 (the “Series F Notes” and, together with the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes and the Series E Notes, the “Notes”).

The Notes bear interest on the outstanding principal balance at the stated rates per annum from the date of issuance, payable semiannually on June 17 and December 17 of each year, commencing December 17, 2025, until such principal becomes due and payable.

The Purchase Agreement contains customary covenants, events of default, prepayment and other standard terms and conditions, many of which are generally consistent with terms and conditions of the Company’s other obligations, including, but not limited to, those under its existing credit facility.

The Company intends to apply the proceeds of the sale of the Notes to the refinancing of the Company’s ¥25,200,000,000 0.495% Senior Notes due 2026 and general corporate purposes. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 17, 2025

By:	/s/ John A. Hall
Name:	John A. Hall
Title:	Executive Vice President and Treasurer